                                                                                                                         Exhibit 4.1
====================================================================================================================================

       ------------                                                                                             ------------
          NUMBER                                                                                                   SHARES

         BSC                                                BORLAND(R)
                                                       SOFTWARE CORPORATION
       ------------                                                                                             ------------

                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                   AND A STATEMENT AS TO THE RIGHTS,
                                                                                                     PREFERENCES, PRIVILEGES AND
                                                                                                       RESTRICTIONS ON SHARES

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                           THIS CERTIFICATE IS TRANSFERABLE IN SAN FRANCISCO, CA AND RIDGEFIELD PARK, NJ

                                                                                                            CUSIP 099849 10 1


      ------------------------------------------------------------------------------------------------------------------------
        This Certifies that





                                                              SPECIMEN





        is the record holder of

      ------------------------------------------------------------------------------------------------------------------------

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE CENT ($.01) OF

                                                    BORLAND SOFTWARE CORPORATION

      transferable on the share register of the Corporation in person or by duly authorized attorney upon surrender of this
      Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

                                                    -----------------------------
                                                    BORLAND SOFTWARE CORPORATION
                                                             CORPORATE
              /s/ Keith E. Gottfried                            SEAL                               /s/ Dale L. Fuller
                                                                1989
                     SECRETARY                                DELAWARE                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                    -----------------------------



                                                                                          COUNTERSIGNED AND REGISTERED:
                                                                                                 MELLON INVESTOR SERVICES LLC
                                                                                                                      TRANSFER AGENT
                                                                                                                      AND REGISTRAR,

                                                                                          BY

                                                                                                               AUTHORIZED SIGNATURE.

====================================================================================================================================


                          BORLAND SOFTWARE CORPORATION

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Borland Software Corporation (the "Corporation") and Mellon Investor Services LLC (the "Rights Agent") dated as of October 26, 2001 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void. The Rights shall not be exercisable and shall be void so long as held by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder of the Rights in such jurisdiction shall not have been obtained or obtainable.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  --  as tenants in common                             UNIF GIFT MIN ACT -- ................. Custodian ..................
   TEN ENT  --  as tenants by the entireties                                                 (Cust)                   (Minor)
   JT TEN   --  as joint tenants with right of                                        under Uniform Gifts to Minors
                survivorship and not as tenants                                       Act ..........................................
                in common                                                                                  (State)
                                                                 UNIF TRF MIN ACT --  ....... Custodian (until age ................)
                                                                                         (Cust)
                                                                                      ...................... under Uniform Transfers
                                                                                              (Minor)
                                                                                      to Minors Act ................................
                                                                                                                (State)

                              Additional abbreviations may also be used though not in the above list.






   FOR VALUE RECEIVED,                     hereby sell, assign and transfer unto
                      ---------------------

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------



----------------------------------------


--------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ----------------------------


                                        ----------------------------------------
                                        THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                               NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By
  ------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.